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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 5, 2001 incorporated by reference in Mitchell Energy & Development Corp.'s Annual Report on Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.




                                              /s/ Arthur Andersen LLP
                                              ARTHUR ANDERSEN LLP




Houston, Texas
April 2, 2001